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                                  Exhibit 10.50

    [Amended and Restated General Security Agreement dated December 2, 1998 between the Company and Galen Partners III, L.P., as Agent]

                                                                Execution Copy

                 AMENDED AND RESTATED GENERAL SECURITY AGREEMENT


      THIS AMENDED AND RESTATED GENERAL SECURITY AGREEMENT (together with the Schedules and Exhibits hereto, and, as amended, extended, modified, restated or supplemented, from time to time, the "Agreement") is made and entered into as of December 2, 1998, by and between HALSEY DRUG CO., INC., a New York corporation (the "Debtor"), with its principal place of business at 695 N. Perryville Road, Rockford, Illinois 61107, and GALEN PARTNERS III, L.P. (the "Galen"), a Delaware limited partnership, with its principal place of business at 610 Fifth Avenue, 5th Floor, New York, New York 10020, acting in its capacity as agent on behalf of certain lenders (in such capacity, the "Agent"), including Galen (each a "Lender" or a "Secured Party", collectively, the "Lenders" or the "Secured Parties") pursuant to and in connection with a certain Amended, Restated and Consolidated Bridge Loan Agreement (the "Consolidated Bridge Loan Agreement") dated the date hereof and executed simultaneously herewith. Terms that are capitalized herein and not otherwise defined, shall have the meanings ascribed to them in the Consolidated Bridge Loan Agreement.

                               W I T N E S S E T H

      WHEREAS, the Debtor and certain Lenders have entered into a Bridge Loan Agreement and a General Security Agreement dated as of August 12, 1998 (each as amended through the date hereof, the "Original Bridge Loan Agreement" and the "Original Security Agreement", and, together with all documents, agreements, instruments and certificates relating thereto, the "Original Bridge Loan Documents").

      WHEREAS, concurrently with the execution of this Agreement, the Debtor, the Secured Parties and the Agent are entering into the Consolidated Bridge Loan Agreement pursuant to which the Debtor and each Secured Party have agreed to amend and restate the Original Bridge Loan Agreement and, each secured party has agreed to (i) fund its Additional Bridge Loan Commitment and (ii) consolidate its Additional Bridge Loan into the Original Bridge Loan pursuant to the terms and conditions of the Consolidated Bridge Loan Agreement.

      WHEREAS, as a condition precedent to the effectiveness of the Consolidated Bridge Loan Agreement, the Secured Parties have required that the Debtor enter into this Agreement in order to: (i) reaffirm the lien on and security interest in and to the "Collateral" (as defined in the Original Security Agreement, the "Original Collateral") in order to secure the payment and performance by the Debtor of all of the "Obligations" (as defined in the Original Bridge Loan Agreement, the
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"Original Obligations") arising under the Original Bridge Loan Agreement and
(ii) grant to the Agent, on behalf of the Secured Parties, a lien on and a security interest in and to all of the Collateral (as defined in Section II below), in order to secure the Obligations (as defined in Section 1.1 of the Consolidated Bridge Loan Agreement), to the extent that such Obligations have been amended and restated, and, to the extent that such Obligations reflect the consolidation of the Additional Bridge Loan into the Original Bridge Loan, as more fully set forth herein and therein; and

      NOW, THEREFORE, in consideration of the premises and to induce the Secured Parties to enter into and perform the Consolidated Bridge Loan Agreement, the Debtor and the Agent hereby agree as follows:

      SECTION 1. CONFIRMATION OF EXISTING SECURITY INTEREST AND CREATION OF
                 SECURITY INTEREST.

      The Debtor hereby confirms and reaffirms that the liens and security interests granted by the Debtor pursuant to the Original Security Agreement continue to be perfected liens of record and in full force and effect, and, that the date of perfection of such liens and security interests continues to relate back to the date of recordation of the financing statements as executed by the Debtor on form UCC-1 in connection with the Original Security Agreement. Without in any way modifying the foregoing confirmation by the Debtor, or, in any way altering the priority of the lien in favor of the Secured Parties in and to the Original Collateral, the Debtor hereby pledges, assigns and grants to the Agent, for the ratable benefit of the Secured Parties, a continuing perfected lien on and security interest in all of the Debtor's right, title, and interest in and to the Collateral (as defined in Section II below) to secure the payment and performance of all Obligations (as defined in Section 1.1 of the Consolidated Bridge Loan Agreement) owing by the Debtor.

      SECTION 2. COLLATERAL.

      For purposes of this Agreement, the term "Collateral" shall mean all of the kinds and types of property described in subsections A. through E. hereof, whether now owned or hereafter at any time arising, acquired or created by the Debtor and wherever located, and includes all replacements, additions, accessions, substitutions, repairs, proceeds and products relating thereto or therefrom, and all documents, ledger sheets and files of the Debtor relating thereto. "Proceeds" hereunder include (i) whatever is now or hereafter received by the Debtor upon the sale, exchange, collection or other disposition of any item of Collateral, whether such proceeds constitute inventory, accounts, accounts receivable, general intangibles, instruments, securities (including, without limitation, United States of America Treasury Bills), credits, claims, demands, documents, letters of credit and letter of credit proceeds, chattel paper, documents of title, certificates of title, certificates of deposit, warehouse receipts, bills of lading, leases, deposit ac counts, money, tax refund claims, contract rights, goods or equipment and (ii) any such items which are now or hereafter acquired by the Debtor with any proceeds of Collateral hereunder:
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      a.    Accounts. All of the Debtor's accounts, whether now existing or existing in the future, including without limitation (i) all accounts receivable (whether or not specifically listed on schedules furnished to Agent or the Secured Parties), including, without limitation, all accounts created by or arising from all of the Debtor's sales of goods or rendition of services made under any of Debtor's trade names, or through any of its divisions, (ii) all unpaid seller's rights (including rescission, replevin, reclamation and stoppage in transit) relating to the foregoing or arising therefrom, (iii) all rights to any goods represented by any of the foregoing, including returned or repossessed goods, (iv) all reserves and credit balances held by the Debtor with respect to any such accounts receivable or account debtors and (v) all guarantees or collateral for any of the foregoing (all of the foregoing property and similar property being hereinafter referred to as "Accounts");

      b. Inventory. All of the Debtor's inventory, including without limitation (i) all raw materials, work in process, parts, components, assemblies, supplies and materials used or consumed in the Debtor's businesses, wherever located and whether in the possession of the Debtor or any other Person (for the purposes of this Agreement, the term "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (including any division, agency or department thereof), and its successors, heirs and assigns); (ii) all goods, wares and merchandise, finished or unfinished, held for sale or lease or leased or furnished or to be furnished under contracts of service, wherever located and whether in the possession of the Debtor or any other Person or entity; and (iii) all goods returned to or repossessed by the Debtor (all of the foregoing property being hereinafter referred to as "Inventory");

      c. Equipment. All of the equipment owned or leased by the Debtor, including, without limitation, machinery, equipment, office equipment and supplies, computers and related equipment, furniture, furnishings, tools, tooling, jigs, dies, fixtures, manufacturing implements, fork lifts, trucks, trailers, motor vehicles, and other equipment (all of the foregoing property being hereinafter referred to as "Equipment");

      d. Intangibles. All of the Debtor's general intangibles, instruments, securities (including, without limitation, United States of America Treasury Bills), credits, claims, demands, documents, letters of credit and letter of credit proceeds, chattel paper, documents of title, certificates of title, certificates of deposit, warehouse receipts, bills of lading, leases which are permitted to be assigned or pledged, deposit accounts, money, tax refund claims, contract rights which are permitted to be assigned or pledged (all of the foregoing property being hereinafter referred to as "Intangibles"); and
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      e.    Intellectual Property. All of the Debtor's intellectual property, including, without limitation, New Drug Applications, Investigatory New Drug Applications, Abbreviated New Drug Applications, Alternative New Drug Applications, registrations and quotas as issued by the Drug Enforcement Administration and/or the Attorney General of the United States pursuant to the Controlled Substances Act, certifications, permits and approvals of federal and state governmental agencies, patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, technical knowledge and processes, formal or informal licensing arrangements which are permitted to be assigned or pledged, blueprints, technical specifications, computer software, copyrights, copyright applications and other trade secrets, and all embodiments thereof, and rights thereto, including, without limitation, all of the Debtor' rights to use the patents, trademarks, copyrights, service marks, or other property of the aforesaid nature of other Persons now or hereafter licensed to the Debtor, together with the goodwill of the business symbolized by or connected with the Debtor's trademarks, copyrights, service marks, licenses and the other rights included in this section II(E).

      SECTION 3. THE DEBTOR'S REPRESENTATIONS AND WARRANTIES.

      a. Places of Business. The Debtor has no other place of business, or warehouses in which it leases space, other than those set forth on
            Section IIIA of Schedule A, a copy of which is attached hereto and made a part hereof ("Schedule A").

      b. Location of Collateral. Except for the movement of Collateral from time to time from one place of business or warehouse listed on
            Section IIIA of Schedule A, to another place of business or warehouse listed on Section IIIA of such Schedule A, the Collateral is located at the Debtor's chief executive office or other places of business or warehouses listed on such Section IIIA of Schedule A, and not at any other location.

      c. Restrictions on Collateral Disposition. Except as may otherwise be provided in the Debenture and Warrant Purchase Agreement dated March 10, 1998 between the Debtor and the Signatories thereto (the"Existing Credit Facility") none of the Collateral is subject to contractual obligations that may restrict or inhibit the Agent's right or ability to sell or dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

      d. Status of Accounts. Each Account is based on an actual and bona fide rendition of services to customers, made by the Debtor in the ordinary course of its business; the Accounts created are its exclusive property and are not and shall not be subject to any lien, consignment arrangement, encumbrance, security interest or financing statement whatsoever, except as otherwise provided in Section

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            IIID of Schedule A, and to the best knowledge of the Debtor, the
            Debtor's customers have accepted the services, and owe and are obligated to pay the full amounts stated in the invoices according to their terms, without any dispute, offset, defense or counterclaim.

      SECTION 4. COVENANTS OF THE DEBTOR.

      a. Defend Against Claims. The Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein unless the Agent determines that the claim or demand is not material and that, consequently, such defense would not be consistent with good business judgment. The Debtor will not permit any lien notices with respect to the Collateral or any portion thereof to exist or be on file in any public office except for those in favor of Agent and those permitted under the terms of the Consolidated Bridge Loan Agreement.

      b. Change in Collateral Location. The Debtor will not (i) change its corporate name, (ii) change the location of its chief executive office or establish any place of business other than those specified in Section IIIA of Schedule A, or (iii) move or permit movement of the Collateral from the locations specified therein except from one such location to another such location, unless in each case the Debtor shall have given the Agent at least thirty (30) days prior written notice thereof, and shall have, in advance, executed and caused to be filed and/or delivered to Agent any financing statements or other documents required by Agent to perfect the security interest of the Secured Parties in the Collateral in accordance with Section IVC hereof, all in form and substance satisfactory to the Agent.

      c. Additional Financing Statements. Promptly upon the reasonable request of Agent, the Debtor will execute and deliver or use its reasonable efforts to procure any document, give any notices, execute and file any financing statements, mortgages or other documents, all in form and substance satisfactory to Agent, mark any chattel paper, deliver any chattel paper or instruments to Agent and take any other actions that are necessary or, in the opinion of Agent, desirable to perfect or continue the perfection and the first priority of the Secured Parties' security interest in the Collateral, to protect the Collateral against the rights, claims, or interests of third persons, or to effect the purposes of this Agreement. The Debtor will pay the costs incurred in connection with any of the foregoing.

      d. Additional Liens; Transfers. Without the prior written consent of the Agent, the Debtor will not, in any way, hypothecate or create or permit to exist any lien, security interest, charge or encumbrance on or other interest in the Collateral, other than those permitted under the terms of the Consolidated Bridge Loan Agreement, and the Debtor will not sell, transfer, assign, pledge, collaterally assign, exchange or otherwise dispose of the Collateral, other than the sale of Inventory in the ordinary course of business and the sale of obsolete or worn out
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            Equipment. Notwithstanding the foregoing, if the proceeds of any such sale consist of notes, instruments, documents of title, letters of credit or chattel paper, such proceeds shall be promptly delivered to Agent to be held as Collateral hereunder. If the Collateral, or any part thereof, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interest of the Agent shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange or other disposition, and the Debtor will hold the proceeds thereof for the ratable benefit of the Secured Parties, and promptly transfer such proceeds to the Secured Parties in kind.

      e. Contractual Obligations. The Debtor will not enter into any contractual obligations which may restrict or inhibit the Agent's rights or ability to sell or otherwise dispose of the Collateral or any part thereof after the occurrence or during the continuance of an Event of Default.

      f. Agent's Right to Protect Collateral. Upon the occurrence or continuance of an Event of Default, Agent shall have the right at any time to make any payments and do any other acts Agent may deem necessary to protect the security interests of the Secured Parties in the Collateral, including, without limitation, the right to pay, purchase, contest or compromise any encumbrance, charge or lien which, in the reasonable judgment of Agent, appears to be prior to or superior to the security interests granted hereunder, and appear in and defend any action or proceeding purporting to affect its security interests in, and/or the value of, the Collateral. The Debtor hereby agrees to reimburse Agent for all payments made and expenses incurred under this Agreement including reasonable fees, expenses and disbursements of attorneys and paralegals acting for Agent, including any of the foregoing payments under, or acts taken to protect its security interests in the Collateral, which amounts shall be secured under this Agreement, and agrees it shall be bound by any payment made or act taken by Agent hereunder absent Agent's gross negligence or willful misconduct. Agent shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

      g. Further Obligations With Respect to Accounts. In furtherance of the continuing assignment and security interest in the Accounts of the Debtor granted pursuant to this Agreement, upon the creation of Accounts, upon the Agent's request, the Debtor will execute and deliver to Agent in such form and manner as the Agent may require, solely for its convenience in maintaining records of Collateral, such confirmatory schedules of Accounts, and other appropriate reports designating, identifying and describing the Accounts as the Agent may reasonably require. In addition, upon the Agent's request, the Debtor shall provide the Agent with copies of agreements with, or purchase orders from the customers of the Debtor and copies of invoices to customers, proof of shipment or delivery and such other documentation and information relating to said Accounts and other Collateral as the Agent may reasonably require. Furthermore, upon the Agent's request, the Debtor shall deliver to the Agent any documents or certificates of title issued with respect to any property included in the Collateral, and any promissory notes, letters of credit or instruments related to or otherwise in connection with any property included in the Collateral, which in any such case came into the possession of the Debtor, or shall cause the issuer thereof to deliver any of the same directly to the Agent, in each case with any necessary endorsements in favor of Agent. Failure to provide the Agent with any of the foregoing shall in no way affect, diminish, modify or otherwise limit the security interests granted herein. The Debtor hereby authorizes Agent to regard the Debtor's printed name or rubber stamp signature on assignment schedules or invoices as the equivalent of a manual signature by the Debtor's authorized officers or agents.

      h. Insurance. The Debtor agrees to maintain public liability insurance, third party property damage insurance and replacement value insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts and covering such risks as are at all times satisfactory to the Agent in its commercially reasonable judgment. All policies covering the Collateral are to name Agent as an additional insured and the loss payee in case of loss, and are to contain such other provisions as the Agent may reasonably require to fully protect the Secured Parties' interest in the Collateral and to any payments to be made under such policies.

      i. Taxes. The Debtor agrees to pay, when due, all taxes lawfully levied or assessed against the Debtor or any of the Collateral before any penalty or interest accrues thereon; provided, however, that, unless such taxes have become a Federal tax or Employment Retirement Security Income Act lien on any of the assets of the Debtor, no such tax need be paid if the same is being contested, in good faith, by appropriate proceedings promptly instituted and diligently conducted and if an adequate reserve or other appropriate provision shall have been made therefor as required in order to be in conformity with generally accepted accounting principles and procedures in effect in the United States of America.

      j. Compliance with Laws. The Debtor agrees to comply in all material respects with all requirements of law applicable to the Collateral or any part thereof, or to the operation of its business or its assets generally, unless the Debtor contests any such requirements of law in a reasonable manner and in good faith. The Debtor agrees to maintain in full force and effect, its respective licenses and permits granted by any governmental authority as may be necessary or advisable for the Debtor to conduct its business in all material respects.

      k. Maintenance of Property. The Debtor agrees to keep all property useful and necessary to its business in good working order and condition (ordinary wear and tear excepted) and not to commit or suffer any waste with respect to any of its properties.
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      l.    Environmental and Other Matters. The Debtor will conduct its business so as to comply in all material respects with all environmental, land use, occupational, safety or health laws, regulations, directions, ordinances, criteria and guidelines in all jurisdictions in which it is or may at any time be doing business, except to the extent that the Debtor is contesting, in good faith by appropriate legal, administrative or other proceedings, any such law, regulation, direction, ordinance, criteria, guideline, or interpretation thereof or application thereof; provided, further, that the Debtor shall comply with the order of any court or other governmental authority relating to such laws unless the Debtor shall currently be prosecuting an appeal, proceedings for review or administrative proceedings and shall have secured a stay of enforcement or execution or other arrangement postponing enforcement or execution pending such appeal, proceedings for review or administrative proceedings.

      m. Further Assurances. The Debtor shall take all such further actions and execute all such further documents and instruments (including, but not limited to, collateral assignments of Intellectual Property and Intangibles or any portion thereof) as the Agent may at any time reasonably determine in its sole discretion to be necessary or desirable to further carry out and consummate the transactions contemplated by the Consolidated Bridge Loan Agreement and the documentation relating thereto, including this Agreement, and to perfect or protect the liens (and the priority status thereof) of the Secured Parties in the Collateral.

      SECTION 5. REMEDIES.

      a. Obtaining the Collateral Upon Default. If any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may, without limitation:

                              (i)   personally, or by agents or attorneys,
                                    immediately retake possession of the
                                    Collateral or any part thereof, from the Debtor or any other Person who then has possession of any part thereof, with or without notice or process of law, and for that purpose may enter upon the Debtor's premises where any of the Collateral is located and remove the same, and, use in connection with such removal, any and all services, supplies, aids or other facilities of the Debtor;

                              (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including,

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                                    without limitation, the Accounts)
                                    constituting the Collateral to make any
                                    payment required by the terms of such
                                    instrument or agreement directly to the
                                    Agent;

                              (iii) withdraw all monies, securities and
                                    instruments held pursuant to any pledge
                                    arrangement for application to the
                                    Obligations;

                              (iv) sell, assign or otherwise liquidate, or direct the Debtor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation;

                              (v) take possession of the Collateral or any part thereof, by directing the Debtor in writing to deliver the same to the Agent at any place or places designated by Agent, in which event the Debtor shall at its own expense:

                  (1) forthwith cause the same to be moved to the place or places so designated by the Agent and there delivered to the Agent,

                  (2) store and keep any Collateral so delivered to the Agent at such place or places pending further action by the Agent as provided in Section VB, and

                  (3) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain the Collateral in good condition;

      it being understood that the Debtor's obligation to so deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Agent shall be entitled to a decree requiring specific performance by the Debtor of said obligation.

      b. Disposition of the Collateral. Any collateral repossessed by the Agent under or pursuant to Section VA and any other Collateral whether or not so repossessed by the Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general, in such manner, at such time or times, at such place or places and on such terms as the Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by Agent or after any overhaul or repair which the Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements, shall be made upon not less than ten (10) days' written notice to the Debtor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the ten (10) days after the giving of such notice, to the right of the Debtor or any nominee of the Debtor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements, shall be made upon not less than ten (10) days' written notice to the Debtor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the option of the Secured Parties, after publication of notice of such auction not less than ten (10) days prior thereto in two (2) newspapers in general circulation in the City of New York, as the Agent may determine. To the extent permitted by any such requirement of law, Agent may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the Debtor (except to the extent of surplus money received). If, under mandatory requirements of applicable law, Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the Debtor as hereinabove specified, Agent need give the Debtor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

      c. Power of Attorney. The Debtor hereby irrevocably authorizes and appoints Agent, or any Person or agent that the Secured Parties may designate, as the Debtor's attorney-in-fact, at the Debtor's cost and expense, to exercise all of the following powers upon and at any time after the occurrence and during the continuance of an Event of Default, which powers, being coupled with an interest, shall be irrevocable until all of the Obligations owing by the Debtor shall have been paid and satisfied in full:

                              (i) accelerate or extend the time of payment, compromise, issue credits, bring suit or administer and otherwise collect Accounts or proceeds of any Collateral;

                              (ii)  receive, open and dispose of all mail
                                    addressed to the Debtor and notify postal authorities to change the address for delivery thereof to such address as Agent may designate;

                              (iii) give customers indebted on Accounts notice
                                    of Secured Parties' interest therein, and/or to instruct such customers to make payment directly to Agent for the Debtor's account;

                              (iv)  convey any item of Collateral to any
                                    purchaser thereof;

                              (v)   give any notices or record any liens under
                                    Section IVC hereof; and

                              (vi)  make any payments or take any acts under
                                    Section IVF hereof.

Agent's authority under this section VC shall include, without limitation, the authority to execute and give a receipt for any certificate of ownership or any document, transfer title to any item of Collateral, sign the Debtor's name on all financing statements or any other documents deemed necessary or appropriate to preserve, protect or perfect the security interest in the Collateral and to file the same, prepare, file and sign the Debtor's name on any notice of lien, assignment or satisfaction of lien or similar document in connection with any Account and prepare, file and sign Debtor's name on a proof of claim in bankruptcy or similar document against any customer of the Debtor, and to take any other actions arising from or incident to the rights, powers and remedies granted to the Agent in this Agreement. This power of attorney is coupled with an interest and is irrevocable by the Debtor.

      d. Waiver of Claims. Except as otherwise provided in this Agreement, the DEBTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH AGENT'S TAKING POSSESSION OF OR DISPOSING OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE DEBTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and the Debtor hereby further waives, to the extent permitted by law:

                              (i) all damages occasioned by such taking of possession except any damages which are the direct result of Agent's gross negligence or willful misconduct;

                              (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Agent's rights hereunder, except as expressly provided herein; and

                              (iii) all rights of redemption, appraisement,
                                    valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and the Debtor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Debtor therein and thereto, and shall be a perpetual bar both at law and in equity against the Debtor and against any and all persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Debtor.

      e. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, under the Consolidated Bridge Loan Agreement or under other documentation relating thereto or now or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any default or Event of Default or any acquiescence therein.

      SECTION 6. MISCELLANEOUS PROVISIONS.

      a. Notices. All notices, approvals, consents or other communications required or desired to be given hereunder shall be delivered in person, by facsimile transmission followed promptly by first class mail or by overnight mail, and delivered if to the Debtor, then to the attention of Mr. Michael Reicher, c/o Halsey Drug Co., Inc., 695
            N. Perryville Road, Rockford, Illinois 61107. fax no. (815) 399-9710, with a copy to John P. Reilly, Esq., c/o St. John & Wayne, 2 Penn Plaza East, Newark, New Jersey 07105, fax no. (973) 491-3407, and if to the Agent, then to the attention of Mr. Srini Conjeevaram c/o Galen Partners III, L.P., Rockefeller Center, 610 Fifth Avenue, 5th Floor, New York, New York 10020, fax no. (212) 218-4999, with a copy to George N. Abrahams, Esq. c/o Wolf,

            Block, Schorr and Solis-Cohen LLP, 250 Park Avenue, New York, New York 10177, fax no. (212) 986-0604.

      b. Headings. The headings in this Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Agreement.

      c. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect, in that jurisdiction only, such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

      d. Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Debtor from any provision of this Agreement shall be effective only if made or given in writing signed by the Agent.

      e. Interpretation of Agreement. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein shall have the meaning set forth in the applicable Uniform Commercial Code. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

      f. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral, and shall (i) remain in full force and effect until indefeasible payment in full of the Obligations owing by the Debtor, (ii) be binding upon the Debtor, and its successors and assigns and (iii) inure to the benefit of the Secured Parties and their successors and assigns.

      g. Reinstatement. To the extent permitted by law, this Agreement shall continue to be effective or be reinstated if at any time any amount received by Agent or the Secured Parties in respect of the Obligations owing by the Debtor is rescinded or must otherwise be restored or returned by Agent or the Secured Parties upon the occurrence or during the pendency of any Event of Default, all as though such payments had not been made.

      h. Survival of Provisions. All representations, warranties and covenants of the Debtor contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final indefeasible payment and performance by the Debtor of the Obligations secured hereby.

      i. Setoff. The Secured Parties shall have all rights of setoff available at law or in equity.

      j. Power of Attorney. In addition to the powers granted to the Secured Parties under Section VC, the Debtor hereby irrevocably authorizes and appoints Agent, or any Person or agent that the Secured Parties may designate, as the Debtor's attorney-in-fact, at the Debtor's cost and expense, to exercise all of the following powers, which being coupled with an interest, shall be irrevocable until all of the Obligations shall have been indefeasibly paid and satisfied in full:

                              (i) after the occurrence of an Event of Default, to receive, take, endorse, sign, assign and deliver, all in the name of Agent or the Debtor, any and all checks, notes, drafts, and other documents or instruments relating to the Collateral; and

                              (ii)  to request, at any time from customers
                                    indebted on Accounts, verification of
                                    information concerning the Accounts and the amounts owing thereon.

      k. Indemnification; Authority of Agent. Neither Agent or the Secured Parties nor any partner, director, officer, employee, attorney or agent of Agent or the Secured Parties shall be liable to the Debtor for any action taken or omitted to be taken by it or them hereunder, except for its or their own gross negligence or willful misconduct, nor shall Agent or the Secured Parties be responsible for the validity, effectiveness or sufficiency of this Agreement or of any document or security furnished pursuant hereto. Agent or the Secured Parties and its partners, directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document reasonably believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. The Debtor agrees to indemnify and hold Agent or the Secured Parties and any other person harmless from and against any and all costs, expenses (including reasonable fees, expenses and disbursements of attorneys and paralegals (including, without duplication, reasonable charges of inside counsel)), claims or liability incurred by Agent or the Secured Parties or such person hereunder, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of Agent or the Secured Parties or such person.

      l.    Release; Termination of Agreement. Subject to the provisions of
            Section VIG hereof, this Agreement shall terminate upon full and final indefeasible payment and performance of all the Obligations owing by the Debtor. At such time, Agent shall, at the request of the Debtor, reassign and redeliver to the Debtor all of the Collateral hereunder which has not been sold, disposed of, retained or applied by Agent in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to Agent or the Secured Parties, except as to the absence of any prior assignments by Agent of its interest in the Collateral, and shall be at the expense of the Debtor.

      m. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

      n. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

      o. SUBMISSION TO JURISDICTION. ALL DISPUTES BETWEEN THE DEBTOR AND AGENT OR THE SECURED PARTIES, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT AGENT OR THE SECURED PARTIES SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE DEBTOR OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY AGENT OR THE SECURED PARTIES IN GOOD FAITH TO ENABLE AGENT OR THE SECURED PARTIES TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT OR THE SECURED PARTIES. THE DEBTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY AGENT OR THE SECURED PARTIES. THE DEBTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH AGENT HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

      p. SERVICE OF PROCESS. THE DEBTOR HEREBY IRREVOCABLY AGREES THAT SERVICE OF PROCESS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE DEBTOR AT ITS ADDRESS SET FORTH IN SECTION VIA HEREOF.

      q. JURY TRIAL. THE DEBTOR, AGENT AND EACH OF THE SECURED PARTIES EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY.

      r. LIMITATION OF LIABILITY. NEITHER AGENT NOR THE SECURED PARTIES SHALL HAVE ANY LIABILITY TO THE DEBTOR (WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) FOR LOSSES SUFFERED BY THE DEBTOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THE TRANSACTIONS OR RELATIONSHIPS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NON APPEALABLE JUDGMENT OR COURT ORDER BINDING ON AGENT OR THE SECURED PARTIES, THAT THE LOSSES WERE THE RESULT OF ACTS OR OMISSIONS CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

      s. Delays; Partial Exercise of Remedies. No delay or omission of Agent or the Secured Parties to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by Agent or the Secured Parties of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

      T. No Novation. This Agreement amends and restates in its entirety the Original Security Agreement, and similarly, the Consolidated Bridge Loan Agreement amends and restates in its entirety the Original Bridge Loan Agreement. However, no novation of the Original Obligations has occurred, and such Original Obligations continue to be owing by the Debtor in accordance with the terms of the Consolidated Bridge Loan Agreement. Similarly, the liens and security interests granted by the Debtor pursuant to the Original Security Agreement continue to be perfected liens of record and in full force and effect, the Debtor hereby confirms and reaffirms the same, and the date of perfection of such liens and security interests continues to relate back to the date of recordation of the financing statements on form UCC-1 executed by the Debtor in connection therewith.



                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the Debtor has caused this Agreement to be duly executed and delivered as of the day and year first above written.

                              HALSEY DRUG CO., INC.


                              By:/s/
                                 -----------------------------------------
                              Name:  Michael Reicher
                              Title: Chief Executive Officer



                                                    General Security Agreement

      By its acceptance hereof, as of the day and year first above written, Agent, on behalf of the Secured Parties, agrees to be bound by the provisions hereof applicable to it.


                                 GALEN PARTNERS III, L.P., as Agent on behalf of the Secured Parties
                                 By: Claudius, L.L.C., General Partner


                                 By:/s/
                                    -----------------------------------
                                 Name:   Bruce F. Wesson
                                 Title:  Managing Member



                                                    General Security Agreement

                                   SCHEDULE A


          IIIA.                 Locations of Collateral

                                1.  1827 Pacific Street, Brooklyn, New York
                                2.  695 N. Perryville Road, Rockford, Illinois

          IIID.                 Liens

                                1. Liens permitted under the Existing Credit Facility.

                                2.  Liens described on Schedule 10.4 to
                                    the Existing Credit Facility.



                                                    General Security Agreement